Unaudited Condensed Consolidated Statements of Comprehensive Loss ¥ in Thousands, $ in Thousands	6 Months Ended
	Jun. 30, 2025 CNY (¥) ¥ / shares shares	Jun. 30, 2025 USD ($) $ / shares shares	Jun. 30, 2024 CNY (¥) ¥ / shares shares
Net revenues
Total net revenues	¥ 17,729	$ 2,475	¥ 13,190
Cost of revenues	(9,338)	(1,304)	(11,902)
Gross profit	8,391	1,171	1,288
Operating expenses:
Sales and marketing expenses	(1,767)	(247)	(1,483)
General and administrative expenses	(24,571)	(3,430)	(26,157)
Research and development expenses	(3,416)	(477)	(575)
Allowance for expected credit losses	3,903	545	531
Total operating expenses	(25,851)	(3,609)	(27,684)
Operating loss	(17,460)	(2,438)	(26,396)
Interest income	16	2	7
Interest expenses	(248)	(35)	(877)
Other income	3,917	547	1,435
Other expenses	(13,301)	(1,857)	(685)
Loss before income taxes	(27,076)	(3,781)	(26,516)
Income tax expense	(326)	(46)
Net loss	(27,402)	(3,827)	(26,516)
Less: Net loss attributable to non-controlling interests	(5,402)	(754)	(2,991)
Net loss attributable to the Company’s shareholders and total comprehensive loss	¥ (22,000)	$ (3,073)	¥ (23,525)
Loss per share attributable to ordinary shareholders of the Company’s shareholders *
Basic (in Dollars per share and Yuan Renminbi per share) | (per share)	¥ (5.79)	$ (0.81)	¥ (7.42)
Diluted (in Dollars per share and Yuan Renminbi per share) | (per share)	¥ (5.79)	$ (0.81)	¥ (7.42)
Weighted average shares used in calculating basic and diluted loss per share *
Basic (in Shares)	3,802,047	3,802,047	3,168,544
Diluted (in Shares)	3,802,047	3,802,047	3,168,544
Net loss	¥ (27,402)	$ (3,827)	¥ (26,516)
Other comprehensive income, net of tax of nil:
Foreign currency translation adjustments			(446)
Comprehensive loss	(27,402)	(3,827)	(26,962)
Product sales
Net revenues
Total net revenues	13,899	1,940	12,389
Sourcing services
Net revenues
Total net revenues	2,812	393	75
Battery-swapping services
Net revenues
Total net revenues	¥ 1,018	$ 142	¥ 726